UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

PepGen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41374	85-3819886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue 8th Floor
Boston, Massachusetts	02118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 797-0979

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PEPG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2024, the board of directors (the “Board”) of PepGen Inc. (the “Company”) approved and adopted the second amended and restated by-laws (the “Second Amended and Restated By-laws”) of the Company, effective immediately. The Second Amended and Restated By-laws amend certain of the provisions of Article I, Sections 2, 6, 8, and 9, and Article VI, Sections 8 and 9. Among other things, the amendments set forth in the Second Amended and Restated By-laws:

(1)	revise the procedures and disclosure requirements set forth in the advance notice by-law provisions;

(2)

address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”), including applicable notice and solicitation requirements;

(3)	require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;

(4)	update various provisions of the Amended and Restated By-laws to make certain technical and clarifying changes that address Rule 14a-19;

(5)	eliminate the requirement to make a stockholder list available for examination at meetings of stockholders as provided for by recent amendments under the Delaware General Corporation Law;

(6)	clarify the conduct and procedures relating to any meeting of stockholders; and

(7)	clarify the exclusive jurisdiction of Delaware Courts and United States Federal District Courts with respect to certain legal proceedings.

Additional amendments were made to make clarifying or conforming language changes, in addition to technical or ministerial changes. The foregoing summary of the Second Amended and Restated By-laws does not purport to be complete and is subject, and qualified in its entirety by reference, to the Second Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated By-laws of PepGen Inc.

104	Cover page interactive data file (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEPGEN INC.

Date: March 15, 2024	By:	/s/ Noel Donnelly
Noel Donnelly, Chief Financial Officer